                                                                  EXHIBIT 10.3.3


                         PATENTS, TRADEMARKS, COPYRIGHTS
                         AND LICENSES SECURITY AGREEMENT

         This Patents, Trademarks, Copyrights, and Licenses Security Agreement (the "Agreement") is made as of the 6th day of December 2002, by Odimo Incorporated, a Delaware corporation, with its chief executive office located at 1400 N.W. 4th Street, Sunrise, FL 33325, Odimo Acquisition Corp., a Delaware corporation, with its chief executive office located at 1400 N.W. 4th Street, Sunrise, FL 33325 (collectively, "Buyer"), and delivered to Ashford.com, Inc. ("Seller"), a Delaware corporation, having a mailing address of 1075 First Avenue King of Prussia, Pa 19406.

                                   BACKGROUND

         A. This Agreement is being executed contemporaneously with a certain Asset Purchase Agreement, Subordinated Secured Promissory Note (the "Note") and Security Agreement, all of even date herewith, by and between Buyer and Seller (as may hereafter be supplemented, restated, amended, superseded, replaced, or restated from time to time, collectively the "Loan Agreement"), under which Buyer is granting Seller, a lien on and security interest in certain of the assets of Buyer associated with or relating to products leased or sold or services provided under Buyer's patents, trademarks (and the goodwill associated therewith) and copyrights, and under which Seller is entitled to foreclose or otherwise deal with such assets, patents, patent rights, patent applications, goodwill, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, and copyright applications under the terms and conditions set forth therein. Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

         B. Buyer has adopted, used and is using (or has filed applications and/or registrations of) the patents, patent rights, and patent applications (collectively, the "Patents"); trademarks, service marks, trade names and service trade names (collectively, "Trademarks"); copyrights, and copyright applications and licenses (collectively, the "Copyrights"); and goodwill associated therewith ("Goodwill") listed on SCHEDULE A attached hereto and made part hereof (all such Patents, Trademarks, Copyrights or Goodwill hereinafter referred to as the "Assets").

         C. Pursuant to the Loan Agreement, Seller is acquiring a lien on, and security interest in, the Assets and the registration thereof, together with all the goodwill of Buyer associated therewith and represented thereby, as security for the Note and desires to have its security interest in such Assets confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office and United States Copyright Office, respectively.

         NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

         1. In consideration of and pursuant to the terms of the Loan Agreement and all other instruments, agreements and documents entered into in connection therewith (collectively, the "Loan

Documents"), and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the Note, Buyer grants a lien and security interest to Seller in all of its present and future right, title and interest in and to the Assets, together with all the goodwill of Buyer associated with and represented by the Assets, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

         2. Except as otherwise provided in the Loan Agreement, Buyer hereby covenants and agrees to maintain the Assets in full force and effect until the
Note is indefeasibly paid and satisfied in full and the Loan Agreement is terminated.

         3. Buyer represents, warrants and covenants that:

                  (a) The Assets are subsisting and have not been adjudged invalid or unenforceable;

                  (b) Each of the Assets is valid and enforceable;

                  (c) Buyer is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Assets, and each of the Assets is free and clear of any liens, claims, charges and encumbrances, including, without limitation, pledges, assignments, licenses and covenants by Buyer not to sue third persons;

                  (d) Buyer has the unqualified right, power and authority to enter into this Agreement and perform its terms;

                  (e) Buyer has complied with, and will continue for the duration of this Agreement to comply with, the requirements set forth in 15 U.S.C.ss.ss.1051-1127, 17 U.S.C.ss.101, ET SEQ., 35 U.S.C.ss.101 ET SEQ. and any
other applicable statutes, rules and regulations in connection with its use of the Assets; and

                  (f) Each of the Assets listed on SCHEDULE A constitute all of the registered Assets, and all applications for any of the foregoing, now owned by Buyer. If, before the Note shall have been indefeasibly paid and satisfied in full and the Loan Agreement shall have been terminated, Buyer shall (i) obtain rights to any new registered patentable inventions, trademarks, trademark registrations, trade names, or copyrights or licenses, or (ii) become entitled to the benefit of any registered patent or trademark application, trademark, trademark registration, copyright or copyright registration or application or license renewal, or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and such patent or trademark application, trademark, trademark registration, copyright or copyright registration or application or license renewal, or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent shall be deemed part of the Assets. Buyer shall give Seller prompt written notice thereof along with an amended SCHEDULE A to the extent required by the Loan Agreement.



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

         4. Buyer further covenants that until the Note has been indefeasibly paid and satisfied in full and the Loan Agreement is terminated, it will not enter into any agreement, including without limitation, license agreements or options, which is inconsistent with Buyer's obligations under this Agreement, except for agency, co-marketing and co-branding agreements.

         5. So long as an Event of Default has not occurred under the Loan Agreement, Buyer shall continue to have the exclusive right to use the Assets and Seller shall have no right to use the Assets or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Assets to anyone else.

         6. Buyer agrees not to sell, license, grant any option, assign or further encumber its rights and interest in the Assets except as permitted by the Loan Agreement.

         7. If and while an Event of Default exists under the Loan Agreement, Buyer hereby covenants and agrees that Seller, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in the Commonwealth of Pennsylvania, may take such action permitted under the Loan Documents or permitted by law, in its exclusive discretion, to foreclose upon the Assets covered hereby. During such time as an Event of Default exists under the Loan Agreement, Buyer hereby authorizes and empowers Seller, its successors and assigns, and any officer or Seller of Seller as Seller may select, in its exclusive discretion, as Buyer's true and lawful attorney-in-fact, with the power to endorse Buyer's name on all applications, assignments, documents, papers and instruments necessary for Seller, to use the Assets or to grant or issue any exclusive or non-exclusive license under the Assets to anyone else, or necessary for Seller to assign, pledge, convey or otherwise transfer title in or dispose of the Assets to anyone else including, without limitation, the power to execute an assignment in the form attached hereto as EXHIBIT 1. Buyer hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and in accordance with the terms hereof, except for the gross negligence or willful misconduct of such attorney. This power of attorney shall be irrevocable for the life of this Agreement, the Loan Documents, and until the
Note is indefeasibly paid and satisfied in full and the Loan Agreement is terminated.

         8. This Agreement shall be subject to the terms, provisions, and conditions set forth in the Loan Agreement and may not be modified without the written consent of the parties hereto.

         9. All rights and remedies herein granted to Seller shall be in addition to any rights and remedies granted under the Loan Documents. In the event of an inconsistency between this Agreement and the Loan Agreement, the language of the Loan Agreement shall control.

         10. Upon Buyer's performance of all of the obligations under the Loan Documents and full and unconditional satisfaction of the Note, or as otherwise provided in the Loan Agreement, Seller shall execute and deliver to Buyer all documents reasonably necessary to terminate Seller's security interest in the Assets.

         11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by Seller in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Assets, or in defending or prosecuting any actions or proceedings arising out of or related to the Assets, or defending, protecting or enforcing Seller's rights hereunder, in each case in accordance with the terms of this Agreement, shall be borne and paid by Buyer on demand by Seller and until so paid shall be added to the principal amount of the Note and shall bear interest at the otherwise applicable rate of interest prescribed in the Loan Agreement. Notwithstanding the foregoing, Buyer's liability for Seller's attorneys' fees prior to the Closing Date shall be limited as set forth in the Loan Agreement.

         12. Subject to the terms of the Loan Agreement, Buyer shall have the duty to prosecute diligently any trademark, patent and copyright application with respect to the Assets pending as of the date of this Agreement or thereafter, until the Note shall have been indefeasibly paid and satisfied in full and the Loan Agreement is terminated, to preserve and maintain all rights in the Assets, and upon request of Seller, Buyer shall, if in the best interest of the business of Buyer, make federal application on registrable but unregistered patents, trademarks, copyrights or licenses belonging to Buyer. Any expenses incurred in connection with such applications shall be borne by Buyer.

         13. Buyer shall have the right to bring suit in its own name to enforce the Assets, in which event Seller may, if Buyer reasonably deems it necessary, be joined as a nominal party to such suit if Seller shall have been satisfied, in its sole discretion, that Seller is not thereby incurring any risk of liability because of such joinder. Buyer shall promptly, upon demand, reimburse and indemnify Seller for all damages, reasonable costs and expenses, including reasonable attorneys' fees, incurred by Seller in the fulfillment of the provisions of this paragraph.


         14. During the existence of an Event of Default under the Loan Agreement, Seller may, without any obligation to do so, complete any obligation of Buyer hereunder, in Buyer's name or in Seller's name, but at Buyer's expense, and Buyer hereby agrees to reimburse Seller in full for all costs and expenses, including reasonable attorneys' fees, incurred by Seller in protecting, defending and maintaining the Assets.


         15. No course of dealing among Buyer and Seller nor any failure to exercise, nor any delay in exercising, on the part of Seller, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Seller's rights and remedies with respect to the Assets, whether established hereby or by the Loan Documents, or by any other future agreements between Buyer and Seller or by law, shall be cumulative and may be exercised singularly or concurrently.


         16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.


         17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.




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

         18. This Agreement shall be governed by and construed in conformity with the laws of the Commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflicts of laws.


         19. BUYER AND SELLER EACH WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the parties hereto have executed this Patents, Trademarks, Licenses and Copyrights Security Agreement the day and year first above written.

                                       ODIMO INCORPORATED



                                       By: /s/ Alan Lipton
                                           -------------------------------------
                                           Name: Alan Lipton
                                           Title: President



                                       ODIMO ACQUISITION CORP.



                                       By: /s/ Alan Lipton
                                           -------------------------------------
                                           Name: Alan Lipton
                                           Title: President


Approved and Accepted:
ASHFORD.COM, INC.


By: /s/ Michael Rubin
    ------------------------------
       Name: Michael Rubin
       Title: President





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